UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

LIGHTSTONE VALUE PLUS REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54047	83-0511223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
(Address of principal executive offices)
(Zip Code)

(732) 367-0129
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01          Other Events.

On November 13, 2023, the board of directors of Lightstone Value Plus REIT II, Inc. (the “Company”) approved a self-tender offer (the “Lightstone Offer”) to commence on or about November 28, 2023, for up to 860,000 shares of the Company’s common stock (the “Shares”) at a price of $6.00 per Share, or approximately $5.2 million of Shares. Unless extended or withdrawn, the Lightstone Offer will expire at 11:59 p.m. Eastern Time on or about Friday, December 29, 2023.

The Company is conducting the Lightstone Offer in response to an unsolicited offer to stockholders by West 4 Capital LP (“West 4”) to purchase up to 860,000 Shares at a price equal to $5.51 per Share in cash.  The Company is making the Offer in order to deter West 4 and other potential future bidders that may try to exploit the illiquidity of Shares and acquire them from stockholders at prices substantially below the most recently published estimated NAV per Share.

In connection with its approval of the Lightstone Offer, on November 13, 2019, the Company’s board of directors approved the suspension of the Company’s share redemption program (the “SRP”) effective November 20, 2023. Pursuant to the terms of the SRP, while the SRP is suspended, the Company will not accept any requests for redemption and any such requests and all pending requests will not be honored or retained, but will be returned to the requestor.

The Lightstone Offer will be further described in the offer to purchase and letter of transmittal filed with Securities and Exchange Commission (the “SEC”). The full details of the Lightstone Offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will make available to stockholders and file with the SEC upon commencement of the Lightstone Offer. For more information, see “Important Information” below.

Important Information

This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The Lightstone Offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company intends to make available to its stockholders and file with the SEC. The full details of the Lightstone Offer, including complete instructions on how to tender Shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will make available to stockholders and file with the SEC upon commencement of the Lightstone Offer. Stockholders are urged to read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the Lightstone Offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that the Company files with the SEC at the SEC’s website at www.sec.gov or by calling the information agent for the contemplated Lightstone Offer, who will be identified in the materials filed with the SEC at the commencement of the Lightstone Offer. In addition, stockholders may obtain free copies of the Company’s filings with the SEC from the Company’s website at www.lightstonecapitalmarkets.com.

Cautionary Note Regarding Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. These statements are subject to the risk that the Lightstone Offer is oversubscribed.

Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. These statements are not guarantees of future performance and the Company cautions the Stockholders not to place undue reliance on forward-looking statements, which reflect the Company’s management’s and/or the Advisor’s view only as of the date of this Current Report. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results, except as required by applicable law. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors. In particular, these statements are subject to the risk that the future NAV per share is not higher than the current NAV per share and the Self-Tender Offer is oversubscribed. In addition these statements also depend on other factors, including but not limited to the following: ● market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which the Company’s investments are located. Additionally, the Company’s business and financial performance may be adversely affected by current and future economic and other conditions; such as inflation, recession, political upheaval or uncertainty, terrorism and acts of war, natural and man-made disasters, cybercrime, and outbreaks of contagious diseases; ● the availability of cash flow from operating activities for distributions, if required to maintain our status as a real estate investment trust, or REIT; ● conflicts of interest arising out of the Company’s relationships with its advisor and its affiliates; ● the Company’s ability to retain its executive officers and other key individuals who provide advisory and property management services to it; ● the Company’s level of debt and the terms and limitations imposed by its debt agreements; ● the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; ● the Company’s ability to make accretive investments;  ● the Company’s ability to diversify its portfolio of assets; ● changes in market factors that could impact the Company’s rental rates and operating costs; ● the Company’s ability to secure leases at favorable rental rates; ● the Company’s ability to sell its assets at a price and on a timeline consistent with its investment objectives; ●impairment charges; ● unfavorable changes in laws or regulations impacting the Company’s business, its assets or key relationships; and ● factors that could affect the Company’s ability to qualify as a real estate investment trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT II, INC.

Dated: November 22, 2023	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer & Executive Vice President